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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

      As independent petroleum engineers, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Tom Brown, Inc.'s previously filed Registration Statements on Form S-8 Nos. 33-42991, 33-60191, 33-60842, 333-13157, 333-30069, 333-42011, 333-56577, 333-69353, 333-89031,
333-89033, 333-31426, 333-51320, 333-57814 and 333-74268.


                                                             RYDER SCOTT COMPANY

March 13, 2002